UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: August 26, 2010


                           GULFSTAR ENERGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)

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

              Colorado                                 333-151398                               02-0511381
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)
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                 3410 Embassy Drive, West Palm Beach, FL, 33401
                 ----------------------------------------------

               (Address of Principal Executive Offices) (Zip Code)


                                 (561) 703-8974
                                 --------------
               Registrant's telephone number, including area code

                           Gulfstar Energy Corporation
                           ---------------------------

          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


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                            Section 8 - OTHER EVENTS

Item 8.01 Other Events.

Letter of Intent

         Gulfstar Energy Corp, a Colorado corporation (collectively with its owned or controlled subsidiaries, the "Company") has engaged Maxim Group LLC (together with its affiliates and subsidiaries, the "Placement Agent") to act as the Company's exclusive Placement Agent in connection with the Company's proposed private placement (the "Offering") of equity, convertible, debt and/or equity linked securities (the "Securities") of the Company. The precise terms of the Securities and the gross proceeds of such Offering will be negotiated between the Placement Agent and the Company with one or more Investors (as defined below), it being understood that the gross proceeds of the Offering will be up to $15 million.


                  Section 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-B.

          Exhibit No.   Description
          -----------   -----------
            10.1        Letter of Intent


--------------------
*Filed herewith


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                          GULFSTAR ENERGY, CORPORATION


                              By: /s/Robert McCann
                              --------------------
                                     Robert McCann, Chief Executive Officer

Date: September 15, 2010